1 Investor Presentation June 2022

2 Disclaimer & Forward-looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which include its Transition Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Forward-Looking Statements” contained in the Company’s Transition Report on Form 10-K and in other filings. Any forward- looking statements included in this presentation are made only as of the date of this presentation and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA which is a "non-GAAP financial measure" as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, (v) costs incurred related to the COVID-19 pandemic and (vi) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company's leverage ratio, consistent with the terms of the Company's ABL facility. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additional information is available from KLXE at its website, www.klxenergy.com

3 Company Overview

4 Cycle-tested Executive Team with Deep Industry Experience Management team successfully led merger integration Chris Baker President & Chief Executive Officer Keefer Lehner EVP, Chief Financial Officer Max Bouthillette EVP, General Counsel and CCO ▪ Previously QES’s Executive VP, General Counsel and CCO ▪ 25+ years of legal experience in the oilfield services sector ▪ At Archer, served as Executive VP, GC and CCO and pre-QES IPO Director ▪ BJ Services (pre Baker Hughes), served as Deputy GC and CCO ▪ Schlumberger, served as Litigation Counsel, OFS Counsel Asia, and GC Products ▪ BBA in Accounting from Texas A&M and a JD from the University of Houston ▪ Helped found QES in 2014 as COO; CEO starting Q3 2019 ▪ 27 years of industry experience ▪ Previously Managing Director – Oilfield Services for Quintana Energy Partners ▪ Prior to joining Quintana in 2008, worked at Citigroup Global Markets Inc. and Theta II Enterprises, Inc. ▪ BS in Mechanical Engineering from Louisiana State University and MBA from Rice University ▪ Helped found QES in 2014 serving as VP of Finance & Corp Dev and later CFO starting in 2016 ▪ 16 years of industry experience ▪ Previously Vice President of Quintana Capital Group, focused on energy private equity investing ▪ Prior to joining Quintana, worked for Simmons & Company in the investment banking group ▪ BSBA from Villanova University Key operations leadership with deep industry experience from prior leadership roles at HAL, BHI, WFT, H&P and others

5 A Transformed KLXE Post-merger, KLXE transformed into industry leader People Performance Asset Integrity Safety Customer Focus Profitability ✓ Veteran operators throughout the organization ✓ Significant investment among executives and key managers ✓ Return on capital orientation ✓ Transparent alignment of incentives ✓ Performance culture ✓ Detailed KPI tracking and data-driven decision making ✓ Rigorous maintenance program to minimize downtime and ensure consistency in service quality ✓ Selective evaluation of opportunities to ensure equipment integrity ✓ Strong safety culture ✓ Employees value safe, professional field operations ✓ Long-term relationships with blue-chip customers ✓ Strong visibility into drilling and completion programs

KLX Energy Services (KLXE) Overview

Company Overview

- Leading U.S. onshore provider of value-added, mission critical oilfield services
- Focused on drilling, completion, production and intervention for the most technically demanding wells
- Long-standing relationships with blue-chip customer base; 740+ unique customers
- Platform created through combination of organic and inorganic growth

Areas of Operation



Rockies
Bakken Shale
Green River Basin
Powder River Basin
DJ Basin
Piceance Basin
Utica Shale
Marcellus Shale
Anadarko Shale
Northeast / Mid-Con
Southwest
Barnett Shale
Haynesville Shale
Permian Basin
Eagle Ford Shale
KLXE Locations
35 Core Facilities

Diversified Product Offering[1]

Drilling	• 117 measurement-while-drilling (MWD Kits) • Over 950 mud motors (~60% are latest gen) • In-house machining capabilities
Completion	• 24 Modern, large-diameter Coiled Tubing Units + 14 2'' or less Coiled Tubing Units • 90+ Wireline Units (split with Production) • 120+ Frac Trees • Over 490 accommodation trailers (split with Drilling)
Production & Intervention	• Leading fleet of fishing and rentals tools • 36 Rig-assisted Snubbing Units • Downhole production services

Diversified Business Model

Q1 '22 Revenue by Region



Midcon/Northeast 38%
Rockies 28%
Southwest 34%

Q1 '22 Revenue by Product Line



Production & Intervention 22%
Drilling 28%
Completions 50%

Source: Company filings and disclosure
[1] As of Q1 2022

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KLXE / QES Merger Integration Success

(dollar amounts in millions)

Strategic Fit	✓ Premier provider of drilling, completion, production and intervention solutions with a returns driven strategy ✓ Minimal customer overlap with significant cross-sell potential ✓ Positioned to participate in further industry consolidation
Efficiencies and Synergies	✓ Consolidated 24 facilities with overlapping regions and operations ✓ Eliminated duplicate management positions to reduce SG&A ✓ “Shared Services” consolidation and optimization ✓ Over $50MM of total cost synergies (reduced SG&A as a% of revenue from 21% in Q4 2019 to 11% in Q4 2021) ✓ Approximately $12MM in sale of obsolete assets since closing (thru Q1 2022) ✓ Aligned across common systems, processes and procedures
Valuation and Structure	✓ 100% equity financed merger of equals ✓ Created platform that generated over $1.0B of revenue and $156MM of Adj. EBITDA on a pro forma 2019 basis, including $50MM of cost synergies ✓ Deleveraging to KLXE
People	✓ Strong management team with proven operational track-record and deep M&A experience ✓ Retention of key employees


$50.0
$0.0
($50.0)
($100.0)
($77)
$50
$54
$27
PF Q2 2020 Annualized EBITDA
Cost Synergies
Revenue / Margin Improvement
PF Q4 2021 Annualized EBITDA

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Diversified and Complementary Product Service Offering

Primary Product Line	PSL[1]	Q1 2022 Rev. Contribution	Key Geography	Select Products & Services
Drilling	Directional Drilling	22%	Rockies, Southwest, Northeast / Mid-Con	MWD, K-Series mud motor, directional electronics and other modules
Completion	Accommodations	6%	Southwest, Northeast / Mid-Con	Living accommodations, water & sewage services, light plants, generators
	Coiled Tubing	17%	Rockies, Southwest, Northeast / Mid-Con	1-1/4" to 2-5/8" coiled tubing strings
	Pressure Pumping	13%	Rockies, Northeast / Mid-Con	Acidizing, cement, frac
	Other Completion Products and Services	8%	Rockies, Northeast / Mid-Con	Flowback, frac valve rental and composite and dissolvable plugs
	Wireline	7%	Rockies, Southwest	Pump down, pipe recovery, logging
Production & Intervention	Tech Services	15%	Rockies, Southwest, Northeast / Mid-Con	Fishing tools & services, thru tubing, reverse units, snubbing, air packages
	Rentals	12%	Rockies, Southwest, Northeast / Mid-Con	Pressure control equipment, tubulars, torque & testing, and pipe handling

Source: Company information
[1] Product Service Line

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9 KLXE Serves Top U.S. Operators in All Key Basins ▪ Served over 740 unique customers in 2021 with no customer accounting for more than 10% of 2021 revenue ▪ Diverse customer base – Top 10 customers accounted for only 29% of 2021 Revenue (down from 33% in 2020) ▪ Significant leverage to the most active operators in the United States – MSAs with 18 of top 20 operators by rig count 1 Source: Company disclosure 1 As of Q1 2022 Select Key Customer Relationships

10 Platform for Ongoing Consolidation ▪ The management team has extensive experience successfully integrating acquisitions and quickly extracting cost synergies ▪ History of retaining key employees through a merger and subsequent integration process ▪ Focus on well-capitalized businesses with strong strategic fit, differentiated technology, track records of impressive returns and achievable cost synergies +2 0 1 5 +2 0 2 0 +2 0 1 5 2 0 1 3 – 2 0 1 4 Roll-ups + 2 0 1 8 – 2 0 1 9 Consolidation History

11 Go-Forward KLXE Strategy Cost Control ▪ Continue to manage through supply chain constraints and pass costs onto customers ▪ Retain personnel and maintain equipment quality while continuing to proactively manage the cost structure to drive incremental margins ▪ Continue to proactively manage working capital Strategic ▪ Continue to pursue value-creating consolidation opportunities ▪ Continue to focus on maximizing liquidity while pursuing an amend/extend of our 2023 ABL Organic Growth ▪ Expand share of wallet with top customers ▪ Expand certain PSLs geographically ▪ Continue to expand our asset base in certain PSLs as returns warrant ▪ Re-allocate assets across geographies as demand and pricing warrant Pricing ▪ Focus on returning to positive free cash flow generation ▪ Return pricing to levels that drive acceptable margins and support reinvestment in our asset base and generate free cash flow ▪ Drive margin enhancing utilization

12 Industry Outlook

Supply / Demand Dynamics Favor U.S. OFS Market

Geopolitics	▪ Recovery from COVID and surge in global demand following 7 years of declining upstream spending ▪ War in Ukraine structurally altered flow of global hydrocarbons, with the United States poised to fill in some of the gap
Upstream Investment	▪ U.S. E&P onshore spending expected to increase ~30% this year; international spending expected to increase ~15% ▪ Saudi Aramco rig count remains below pre-pandemic levels, but capex announcement suggests rig count could be back to former level by 2H22
Pricing and Margins	▪ Oilfield service companies expected to gain leverage in a more favorable commodity price environment ▪ Historical margin inequality between upstream and OFS companies; gap expected to narrow in favor of OFS

Source: Rystad Energy and Wall Street Research

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14 $102 $125 $117 $141 $169 $103 $101 $126 $174 $154 $93 $244 $96 $121 $164 $171 $201 $137 $86 $119 $152 $140 $78 $84 $6 $4 ($46) ($30) ($32) ($35) $15 $6 $21 $13 $14 $159 ($100) ($50) $0 $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $ i n b ill io n s U.S. E&P Cash Cycle Since 2010 Capital discipline has driven delay of OFS recovery Source: Rystad Energy Note: Includes CFFO, Capex, and FCF from public and private U.S. operators; CFFO is calculated as Capex plus FCF Cash From Operations Capital Expenditures Free Cash Flow (dollar amounts in billions)

15 Improving Macro Backdrop Rig counts historically tracked commodity prices, but the correlation has decoupled since April 2020 Source: Baker Hughes, FactSet, Wall Street Research Note: Market data as of 6/10/2022 Henry Hub is not to scale and is in $ / MMcf 1,761 1,862 978 509 876 1,032 943 433 478 733 $97.98 $92.95 $48.76 $43.28 $50.90 $64.93 $56.98 $39.41 $68.03 $120.67 $3.73 $4.32 $2.61 $2.50 $2.99 $3.16 $2.55 $2.02 $3.86 $8.85 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD A v e ra g e $ / B b l A v e ra g e A n n u a l R ig C o u n t Average Rig Count Average Oil Price (WTI) Average Gas Price (Henry Hub)

16 Financial Performance

17 Summary Income Statement Source: Company disclosure Note: Results in Q2 2021 and prior are reported using a January 31st fiscal year end; results in Q3 and Q4 2021 are reported using a December 31st fiscal year end Summary Segment Income Statement (dollar amounts in millions) Fiscal Quarter Pro Forma Calendar Quarter Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Revenue Rockies $18.2 $29.4 $24.3 $33.6 $37.4 $35.3 $43.3 Southwest 24.8 30.1 38.0 43.0 43.7 50.2 51.9 Mid-Con / Northeast 27.9 27.3 28.5 35.3 47.2 59.5 57.1 Total Revenue $70.9 $86.8 $90.8 $111.9 $128.3 $145.0 $152.3 Adjusted EBITDA Rockies $0.5 $6.5 ($1.6) $3.1 $4.8 $2.3 $4.7 Southwest (2.2) 1.1 (0.7) 1.8 0.6 4.2 4.2 Mid-Con / Northeast 1.5 (5.4) (2.1) 0.5 3.6 6.2 2.7 Corporate & Other (5.2) (4.8) (5.0) (4.8) (4.9) (6.0) (6.7) Total Adjusted EBITDA ($5.4) ($2.6) ($9.4) $0.6 $4.1 $6.7 $4.9 Adjusted EBITDA Margin Rockies 2.7% 22.1% (6.6%) 9.2% 12.8% 6.5% 10.9% Southwest (8.9%) 3.5% (1.8%) 4.2% 1.4% 8.4% 8.1% Mid-Con / Northeast 5.4% (19.9%) (7.4%) 1.4% 7.6% 10.4% 4.7% Total Adjusted EBITDA Margin (7.6%) (3.0%) (10.4%) 0.5% 3.2% 4.6% 3.2%

18 Balance Sheet Source: Company disclosure Summary Balance Sheet as of March 31, 2022 (dollar amounts in millions) Assets Liabilities & Shareholders' Equity Cash $19.4 Accounts Payable $71.9 Accounts Receivable, net 107.0 Accrued Liabilities 37.2 Inventories 24.3 Current Portion of Finance Lease 6.7 Other Current Assets 11.4 Current Portion of Operating Lease 15.3 Total Current Assets 162.1 Total Current Liabilities 131.1 Property, Plant & Equipment, net 168.4 Long-term Debt 275.1 Operating Lease Asset 44.6 LT Portion of Finance Lease 11.1 Intangible Assets 2.1 LT Portion of Operating Lease 29.0 Other Assets 2.3 Other LT Liabilities 0.4 Shareholders' Equity (67.2) Total Assets $379.5 Total Liabilities & Shareholders' Equity $379.5

19 Appendix

20 Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) (dollar amounts in millions) Source: Company disclosure Adj EBITDA Reconciliation

21 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) (dollar amounts in millions) Rocky Mountains Segment Adj EBITDA Reconciliation Source: Company disclosure

22 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) Source: Company disclosure (dollar amounts in millions) Southwest Segment Adj EBITDA Reconciliation

23 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) Source: Company disclosure (dollar amounts in millions) Northeast / Mid-Con Segment Adj EBITDA Reconciliation

24 Segment Adjusted EBITDA Margin Reconciliation Source: Company disclosure Segment Adj EBITDA Margin Reconciliation (dollar amounts in millions)

25 SG&A Margin Reconciliation Source: Company disclosure SG&A Margin Reconciliation (dollar amounts in millions)

26 Annualized Adjusted EBITDA (loss) Reconciliation Source: Company disclosure Annualized Quarterly Adj EBITDA (loss) Reconciliation (dollar amounts in millions) PF Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Adjusted EBITDA (loss) ..... $ (19.3) $ (5.4) $ (2.6) $ (9.4) $ 0.6 $ 4.1 $ 6.7 $ 4.9 Multiplied by four quarters 4 4 4 4 4 4 4 4 Annualized Quarterly Adjusted EBITDA (loss) .... $ (77.2) $ (21.6) $ (10.4) $ (37.6) $ 2.4 $ 16.4 $ 26.8 $ 19.6